Exhibit (o)

POWER OF ATTORNEY

The undersigned, Christopher Berarducci, hereby constitutes and appoints Robert DuCharme and Lisa Carucci, and each of them, his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable or which may be required to enable each trust listed in Schedule A hereto (each a “Trust”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the registration statement of such Trust specified in Schedule A hereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned in his capacity as Principal Financial Officer and/or as any other officer of such Trust, any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by me.

WITNESS my hand on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the undersigned as of the date indicated.

/s/ Christopher Berarducci	February 2, 2023
Christopher Berarducci

Schedule A

to

Power of Attorney

Name of Trust	Registration Statement
Legg Mason Global Asset Management Trust	Securities Act File No. 333-162441

Legg Mason Partners Investment Trust	Securities Act File No. 33-43446

Legg Mason Partners Variable Equity Trust	Securities Act File No. 333-91278

POWER OF ATTORNEY

The undersigned, Jane E. Trust, hereby constitutes and appoints Christopher Berarducci, Marc De Oliveira, Rosemary Emmens, Tara E. Gormel, Thomas C. Mandia and Bryan Sutherland, and each of them, her true and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable each trust listed in Schedule A hereto (each a “Trust”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the registration statement of such Trust specified in Schedule A hereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned in her capacity as a Trustee and/or as an officer of such Trust, any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by me.

WITNESS my hand on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the undersigned as of the date indicated.

/s/ Jane E. Trust	February 2, 2023
Jane E. Trust

Schedule A

to

Power of Attorney

Name of Trust	Registration Statement
Legg Mason Global Asset Management Trust	Securities Act File No. 333-162441

Legg Mason Partners Investment Trust	Securities Act File No. 33-43446

Legg Mason Partners Variable Equity Trust	Securities Act File No. 333-91278

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Jane Trust, Marc De Oliveira, Rosemary Emmens, Tara Gormel, Thomas C. Mandia, and Bryan Sutherland, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable each trust listed in Schedule A hereto (each a “Trust”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the registration statement of such Trust specified in Schedule A hereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned in the undersigned’s capacity as a Trustee of such Trust, any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

As to each of the undersigned, this Power of Attorney shall be valid from the date first mentioned above until revoked by such individual.

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.

/s/ Paul R. Ades	Trustee	February 2, 2023
Paul R. Ades

/s/ Andrew L. Breech	Trustee	February 2, 2023
Andrew L. Breech

/s/ Althea Duersten	Trustee	February 2, 2023
Althea Duersten

/s/ Stephen R. Gross	Trustee	February 2, 2023
Stephen R. Gross

/s/ Susan Heilbron	Trustee	February 2, 2023
Susan Heilbron

/s/ Arnold L. Lehman	Trustee	February 2, 2023
Arnold L. Lehman

/s/ Robin J.W. Masters	Trustee	February 2, 2023
Robin J.W. Masters

/s/ Kenneth Miller	Trustee	February 2, 2023
Kenneth Miller

/s/ G. Peter O’Brien	Trustee	February 2, 2023
G. Peter O’Brien

/s/ Thomas F. Schlafly	Trustee	February 2, 2023
Thomas F. Schlafly

Schedule A

to

Power of Attorney

Name of Trust	Registration Statement
Legg Mason Global Asset Management Trust	Securities Act File No. 333-162441

Legg Mason Partners Investment Trust	Securities Act File No. 33-43446

Legg Mason Partners Variable Equity Trust	Securities Act File No. 333-91278